UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 25, 2006
HARRIS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Blvd., Melbourne, Florida	32919

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Compensation Actions Regarding Named Executive Officers
On August 25, 2006, the Management Development and Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Harris Corporation (the “Company”) or, in the case of such actions with respect to Howard L. Lance, the Company’s Chairman, President and Chief Executive Officer, on August 26, 2006, the Committee, together with the other independent members of the Board (together the “Independent Directors”), took the actions described below.
The executive officers defined as “named executive officers” in Item 402(a)(3) of Regulation S-K and who will be named in the summary compensation table in the proxy statement for the Company’s 2006 Annual Meeting of Shareholders are referred to below in this Current Report on Form 8-K as “the fiscal 2006 named executive officers.” The Company intends to provide additional information regarding the compensation paid to the fiscal 2006 named executive officers for fiscal 2006 in the proxy statement for the Company’s 2006 Annual Meeting of Shareholders, which proxy statement is expected to be filed with the Securities and Exchange Commission in September 2006.
(a) Fiscal 2006 Cash Bonus Payments:
The Committee, or with respect to Mr. Lance, the Independent Directors, approved cash bonus payments for fiscal 2006 to the Company’s fiscal 2006 named executive officers and certain other officers of the Company, based upon the finalization of the Company’s financial statements for fiscal 2006, which ended June 30, 2006. Cash bonus payments in respect of fiscal 2006, which were paid in fiscal 2007, were made under the Company’s Annual Incentive Plan pursuant to performance criteria established by the Committee, or with respect to Mr. Lance, the Independent Directors, early in fiscal 2006. The pre-established performance criteria included earnings per share, revenue and/or operating income results. Cash bonus payments to the fiscal 2006 named executive officers were as follows:
Name; Principal Position and Amount of Fiscal 2006 Cash Bonus:
Howard L. Lance
Chairman, President and Chief Executive Officer
$1,850,000
Robert K. Henry
Executive Vice President and President,
Government Communications Systems Division
$460,000
Jeffrey S. Shuman
Vice President, Human Resources &
Corporate Relations
$325,000
Guy M. Campbell
President, Microwave Communications Division
$265,000
Gary L. McArthur
Vice President, Chief Financial Officer
$260,000
Bryan R. Roub
Senior Vice President
$485,000
(b) Fiscal 2006 Performance Share Award Payouts:
The Committee, or with respect to Mr. Lance, the Independent Directors, determined performance share award payouts for the three fiscal year performance period ended June 30, 2006, to certain of the Company’s officers and employees, including the fiscal 2006 named executive officers. The payouts for the performance period ended June 30, 2006, together with the dollar value of those payouts based on the closing price per share of the Company’s common stock of $41.51 on June 30, 2006, are as follows:

Name; Principal Position; Fiscal 2006 Number of Shares Paid Out and Dollar Value:
Howard L. Lance
Chairman, President and Chief Executive Officer
Fiscal 2006 Number of Shares Paid Out: 45,000
Fiscal 2006 Dollar Value: $1,867,950
Robert K. Henry
Executive Vice President and President,
Government Communications Systems Division
Fiscal 2006 Number of Shares Paid Out: 22,500
Fiscal 2006 Dollar Value: $933,975
Jeffrey S. Shuman
Vice President, Human Resources &
Corporate Relations
Fiscal 2006 Payout: N/A*
Fiscal 2006 Dollar Value: N/A*
*	Not applicable as Mr. Shuman joined the Company in August 2005 and did not receive a performance share award in respect of the three fiscal year period ended June 30, 2006.
Guy M. Campbell
President, Microwave Communications Division
Fiscal 2006 Number of Shares Paid Out: 22,500
Fiscal 2006 Dollar Value: $933,975
Gary L. McArthur
Vice President, Chief Financial Officer
Fiscal 2006 Number of Shares Paid Out: 6,000
Fiscal 2006 Dollar Value: $249,060
Bryan R. Roub
Senior Vice President
Fiscal 2006 Number of Shares Paid Out: 22,500
Fiscal 2006 Dollar Value: $933,975
Fiscal 2006 performance share award payouts made to the fiscal 2006 named executive officers were made pursuant to the Company’s 2000 Stock Incentive Plan based on pre-established performance criteria, consisting of the Company’s earnings per share (“EPS”) and Return on Invested Capital. A copy of Mr. Campbell’s Offer Letter, dated August 8, 2003, is filed as Exhibit 10.1 to this Current Report on Form 8-K, the material terms of which are described below under the heading “Employment Agreements.”
(c) Fiscal 2007 Base Salary Increases:
Mr. Roub retired from the Company effective June 30, 2006. The Company currently expects that Messrs. Lance, Henry, McArthur, Campbell, Shuman and Timothy E. Thorsteinson, the President of the Company’s Broadcast Communications Division, will be the Company’s executive officers who will be named in the Summary Compensation table in the Proxy Statement for the Company’s 2007 Annual Meeting of Shareholders. Therefore, references to “fiscal 2007 named executive officers” in the remainder of this Current Report on Form 8-K refer to Messrs. Lance, Henry, McArthur, Campbell, Shuman and Thorsteinson. A copy of Mr. Thorsteinson’s existing employment agreement, as amended, is filed as Exhibit 10.2 to this Current Report on Form 8-K, the material terms of which are described below under the heading “Employment Agreements.”
The Committee, or with respect to Mr. Lance, the Independent Directors, approved the following annual base salaries for the fiscal 2007 named executive officers, effective September 2, 2006: Howard L. Lance — $950,000; Robert K. Henry — $500,000; Gary L. McArthur — $380,000; Jeffrey S. Shuman — $355,000; Guy M. Campbell — $360,000; and Timothy E. Thorsteinson — $425,000.
(d) Fiscal 2007 Cash Bonus Levels:
The Committee, or with respect to Mr. Lance, the Independent Directors, approved the minimum, target and maximum cash bonus award levels for the Company’s executive officers, including each of the fiscal 2007 named executive officers, for fiscal 2007 under the Company’s Annual Incentive Plan, and determined that the performance criteria that will be applied for purposes of fiscal 2007 bonus determinations will include: for Mr. Lance, the Company’s earnings per share (“EPS”); for Messrs. Shuman and McArthur, the Company’s EPS and

revenue for Mr. Henry, the Company’s EPS and the performance of the Company’s Government Communications Systems Division; for Mr. Campbell, the Company’s EPS and the performance of the Company’s Microwave Communications Division; and for Mr. Thorsteinson, the Company’s EPS and the performance of the Company’s Broadcast Communications Division. The minimum, target and maximum cash bonus award levels for fiscal 2007 are as follows: Howard L. Lance: 0 — $1,275,000 - $2,550,000; Robert K. Henry: 0 — $400,000 — $800,000; Jeffrey S. Shuman: 0 — $240,000 — $480,000; Guy M. Campbell: 0 — $240,000 — $480,000; Timothy E. Thorsteinson: 0 — $285,000 — $570,000; and Gary L. McArthur: 0 — $255,000 — $510,000. The Committee, or with respect to Mr. Lance, the Independent Directors, may (consistent with the requirements of Section 162(m) of the Internal Revenue Code) adjust the payouts based upon certain goals and objectives relating to individual performance.
(e) Fiscal 2007 Grants of Stock Options and Performance Share or Performance Unit Awards:
The Committee, or with respect to Mr. Lance, the Independent Directors, approved under the Harris Corporation 2005 Equity Incentive Plan the grant to each fiscal 2007 named executive officer of options to purchase shares of the Company’s common stock, which options have a seven year term and have an exercise price equal to $43.82, which is the closing price per share of the Company’s common stock on August 25, 2006, as follows: Howard L. Lance -— 155,000 shares; Robert K. Henry — 51,000 shares; Jeffrey S. Shuman — 29,000 shares; Guy M. Campbell — 22,000 shares; Gary L. McArthur — 31,000 shares; and Timothy E. Thorsteinson — 26,000 shares. The options granted to the executive officers, including the fiscal 2007 named executive officers, vest in increments over a period of three years as follows: 50% vest on August 25, 2007; an additional 25% vest on August 25, 2008; and the final 25% vest on August 25, 2009. The exercise price may be paid in cash and/or shares of the Company’s common stock, or by “cashless exercise’’ procedures.
In addition, the Committee, or with respect to Mr. Lance, the Independent Directors, approved the grant of performance shares or units under the Harris Corporation 2005 Equity Incentive Plan to each fiscal 2007 named executive officer for the three fiscal year performance period consisting of fiscal years 2007, 2008 and 2009, including minimum, target and maximum award levels, as follows: Howard L. Lance: 0 — 37,200 — 55,800 performance shares; Robert K. Henry: 0 — 12,200 — 18,300 performance shares; Jeffrey S. Shuman: 0 — 6,900 — 10,350 performance shares; Guy M. Campbell 0 — 5,300 — 7,950 performance shares; Gary L. McArthur: 0 — 7,400 — 11,100 performance shares; and Timothy E. Thorsteinson 0 — 6,200 — 9,300 performance units. Payouts of performance share or unit awards will be in shares of the Company’s common stock based on achievement over the three-year performance period of the performance goals, relating to: cumulative Company EPS and average Company return on capital. Payouts may be adjusted based upon comparisons between the Company’s EPS and return on capital performance and the corresponding results for companies included in Standard and Poor’s 500 and Midcap 400 indices. The actual performance share award or unit payouts with respect to these awards will vary from 0% to 150% of the target number of performance shares or units indicated above, based on the extent to which the performance goals are attained. All performance shares or units provide for the payment of dividend equivalents to the applicable recipient while the performance shares or units remain outstanding but have not yet been earned.
(f) Grant of Restricted Stock Units:
The Committee approved the grant of 5,200 restricted stock units under the Harris Corporation 2005 Equity Incentive Plan to Timothy E. Thorsteinson. Payout of the restricted stock units will be in shares of the Company’s common stock on August 25, 2009, provided that Mr. Thorsteinson is still employed by the Company at that time. The restricted stock units provide for the payment of dividend equivalents while the restricted share units remain outstanding but have not yet been earned.
(g) Additional Life Insurance Benefit for Mr. Lance:
The Independent Directors approved an enhancement to Mr. Lance’s basic life insurance benefit. Effective August 26, 2006, Mr. Lance’s basic life insurance benefit will be two and one-half times his eligible compensation, subject to a limit of $10 million of coverage. Eligible compensation consists of annual base salary plus the current annual incentive plan target bonus. The Company will also reimburse Mr. Lance for any federal income tax obligation resulting from this benefit.
Employment Agreements
(a) Guy M. Campbell
A copy of Mr. Campbell’s Offer Letter, dated August 8, 2003, is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The only terms and conditions of the Offer Letter of continuing applicability are that Mr. Campbell is eligible to receive two years of base and incentive compensation in the event of a change in control and one year of severance benefits in the event Mr. Campbell’s employment is terminated by the Company for other than performance reasons.
(b) Timothy E. Thorsteinson
A copy of Mr. Thorsteinson’s existing employment agreement, as amended, is filed as Exhibit 10.2, to this Current Report on Form 8-K and is incorporated herein by reference. On November 17, 2003, Mr. Thorsteinson entered into a Letter Agreement with Leitch Technology Corporation (“Leitch”), which was later amended by a June 9, 2005 compensation amendment letter (collectively, the “Original Employment Agreement”). In connection with an Arrangement Agreement dated August 31, 2005 between the Company and Leitch for the Company’s acquisition of Leitch, Leitch and Mr. Thorsteinson entered into a Letter Agreement dated August 31, 2005 (collectively, the “August 2005 Employment Agreements”), which amended certain terms and conditions of the Original Employment Agreement. A Letter Agreement dated October 24, 2005 between the Company and Mr. Thorsteinson (the “October 2005 Letter Agreement”) further amended the August 2005 Employment Agreements. The Original Employment Agreement, as amended by the August 2005 Employment Agreements and the October 2005 Letter Agreement are collectively referred to below as the “Employment Agreement.”
The terms and conditions of the Employment Agreement provide that Mr. Thorsteinson shall serve as President of Leitch, with compensation including an annual salary of $400,000 USD (which has been subsequently increased as set forth above), which will be reviewed annually and may be increased at the discretion of the Company, and any applicable bonus under the Company’s Annual Incentive Plan. In addition, Mr. Thorsteinson is eligible to participate in all benefit plans generally available to senior executives of Leitch and to receive payment of the cost of preparation of his United States and Canadian income tax returns for 2006 and tax gross-up payments with respect to his base salary and bonus earned in Canada through November 23, 2006.
The Employment Agreement provides that if Mr. Thorsteinson remains actively employed by Leitch or other affiliates of the Company on October 24,2006 (the “Payment Date”) and if Leitch satisfies a specified revenue target in fiscal 2006, Leitch will pay Mr. Thorsteinson a lump sum payment of $850,000 USD (the “Payment”). The Employment Agreement provides for an indefinite term of employment ending on the termination of Mr. Thorsteinson’s employment by Leitch or the Company with or without “cause” (as defined in the Employment Agreement). In the event Mr. Thorsteinson’s employment is terminated without cause, or if Mr. Thorsteinson is constructively dismissed, prior to the Payment Date, Mr. Thorsteinson would be entitled to receive from Leitch the Payment, within thirty calendar days of the date of such termination or dismissal. In the event Mr. Thorsteinson’s employment is terminated without cause, or if Mr. Thorsteinson is constructively dismissed, after the Payment Date, Mr. Thorsteinson would be entitled to receive from Leitch a lump sum payment equal to his then base salary plus bonus paid in respect of Leitch’s fiscal year 2006, within thirty calendar days of the date of such termination or dismissal. In the event that Mr. Thorsteinson ‘s employment is terminated without cause, or if Mr. Thorsteinson is constructively dismissed, Mr. Thorsteinson would also be entitled to receive from Leitch continued participation in the medical, disability and group term life insurance benefits of Leitch until 12 months following such date of such termination or dismissal (or, if earlier, until the date or dates on which he receives similar benefits coverage elsewhere).
The Employment Agreement also provides that Mr. Thorsteinson will not, during his employment and for a twelve-month period following termination of his employment, be engaged in any undertaking, have any financial or other interest, or advise or provide services to, lend money to or guarantee the debts or obligations of, an enterprise, that competes in any material respect with the Company, Leitch or any of its affiliates; and during his employment and for a twenty-four month period following termination of his employment, solicit any customer or any employee, or appropriate any corporate opportunity of, the Company, Leitch or any of its affiliates.

Item 9.01 Financial Statements and Exhibits.
c) Exhibits
The following exhibits are filed with this Current Report on Form 8-K:

10.1	Offer Letter, dated August 8, 2003, by and between Harris Corporation and Guy M. Campbell.*

10.2	Letter Agreement, dated November 17, 2003, by and between Leitch Technology Corporation and Timothy E. Thorsteinson, as amended by a Compensation Amendment Letter, dated June 9, 2005, as further amended by a Letter Agreement, dated August 31, 2005, by and between Leitch Technology Corporation and Timothy E. Thorsteinson, and as further amended by a Letter Agreement, dated October 24, 2005, by and between Harris Corporation and Timothy E. Thorsteinson.*

*	Management contract or compensatory plan or arrangement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION
August 31, 2006	By:	/s/ Scott T. Mikuen
		Name:	Scott T. Mikuen
		Title:	Vice President-Associate General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

10.1	Offer Letter, dated August 8, 2003, by and between Harris Corporation and Guy M. Campbell.*

10.2	Letter Agreement, dated November 17, 2003, by and between Leitch Technology Corporation and Timothy E. Thorsteinson, as amended by a Compensation Amendment Letter, dated June 9, 2005, as further amended by a Letter Agreement, dated August 31, 2005, by and between Leitch Technology Corporation and Timothy E. Thorsteinson, and as further amended by a Letter Agreement, dated October 24, 2005, by and between Harris Corporation and Timothy E. Thorsteinson.*

*	Management contract or compensatory plan or arrangement

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